SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) November 13, 1996


                        HYPERION TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                          333-06957                  25-1669404
(State or other                (Commission File Number)        (IRS Employer
jurisdiction of incorporation)                              Identification No.)




5 West Third Street - PO Box 472, Coudersport PA                  16915
(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830




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Item 5.        Other Events

On November 11, 1996, Adelphia Communications, Inc. ("Adelphia") announced that Hyperion Telecommunications, Inc. ("Hyperion"), Adelphia's Competitive Local Exchange Carrier ("CLEC") subsidiary, elected not to proceed with an initial public offering of its Class A Common Stock. The press release related to such announcement is filed hereto as Exhibit 10.01.

Item 7.        Financial Statements and Exhibits

(c)   The following exhibit is filed as part of this report on Form 8-K:

Exhibit 10.01 - Press Release issued November 11, 1996


                                                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     November 13, 1996                 HYPERION TELECOMMUNICATIONS, INC.
                                                     (Registrant)

                             By: /s/Timothy J. Rigas
                                 Timothy J. Rigas
                                 Vice Chairman, Treasurer and
                                 Chief Financial Officer



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EXHIBIT INDEX

Exhibit No.                Description

10.01                      Press Release issued November 11, 1996